Exhibit (d)(2)

SPECIMEN SPECIMEN

NUMBER

SHARES

CRESCENT

Crescent Capital BDC, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 225655 10 9

COMMON STOCK

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE OF

CRESCENT CAPITAL BDC, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Maryland, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CRESCENT CAPITAL BDC, INC. CORPORATE SEAL 2015 MARYLAND

SPECIMEN
NOT NEGOTIABLE

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common    UNIF GIFT MIN ACT—....................Custodian
TEN ENT—as tenants by the entireties                (Cust)                (Minor)
JT TEN - as joint tenants with right of                under Uniform Gifts to Minors    survivorship and not as tenants                Act                in common                (State)
Additional abbreviations may also be used though not in the above list.
For Value Received,                hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE Signature(s) Guaranteed OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
By
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.
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